Lincoln Life & Annuity Company of New York:

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Supplement Dated May 1, 2009

To the Product Prospectuses for:

Lincoln CVUL Series III Elite Series

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

Lincoln Life has created and made available to you new Sub-Accounts which purchase shares of the funds listed below.  Those funds are referred to as “underlying funds”.  Please refer to the prospectus for each underlying fund, which is included in Part 2, for comprehensive information on the underlying funds.

The following information is added to page one of your product prospectus:

•                  BlackRock Variable Series Fund, Inc.

•                  DWS Variable Series II

•                  PIMCO Variable Insurance Trust

The following information is added to the “Funds” section of your product prospectus:

AllianceBernstein Variable Products Series Fund, Inc., advised by AllianceBernstein, L.P.

•                  AllianceBernstein Global Thematic Growth Portfolio (Class A): Maximum capital appreciation.
(formerly AllianceBernstein Global Technology Portfolio)

BlackRock Variable Series Fund, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC.

•                  BlackRock Global Allocation V.I. Fund (Class I): High total return.
This fund will be available on or about May 18, 2009. Consult your financial advisor.

Delaware VIP Trust, advised by Delaware Management Company.

•                  Limited-Term Diversified Income Series (Standard Class): Total return.
(formerly Capital Reserves Series)

•                  REIT Series (Standard Class): Total return.
This fund will be available on or about May 18, 2009. Consult your financial advisor.

DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.

•                  DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.
This fund will be available on or about May 18, 2009. Consult your financial advisor.

Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Templeton Global Bond Securities Fund.

•                  Templeton Global Bond Securities Fund (Class 1): High current income.
This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.
(formerly Templeton Global Income Securities Fund)

Janus Aspen Series, advised by Janus Capital Management LLC.

•                  Enterprise Portfolio (Institutional Shares): Long-term growth.
(formerly Mid Cap Growth Portfolio)

•                  Worldwide Portfolio (Institutional Shares): Long-term growth.
(formerly Worldwide Growth Portfolio)

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

•                  LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class): Long term capital growth.
(Subadvised by Delaware Management Company)
This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.

•                  LVIP UBS Global Asset Allocation Fund (Standard Class): Total return.
(Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM))
The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation Aggressive Allocation Fund. This reorganization is expected to occur in June 2009. Consult your financial advisor.

•                  LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
(Subadvised by Mondrian Investment Partners Limited)
This fund will be available on or about May 18, 2009. Consult your financial advisor.

PIMCO Variable Insurance Trust, advised by PIMCO.

•                  PIMCO VIT Commodity Real Return Strategy Portfolio (Administrative Class): Maximum real return.
This fund will be available on or about May 18, 2009. Consult your financial advisor.

The following replaces Table III in the “Charges and Fees” section of your product prospectus:

Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Total Annual Operating Expenses	Maximum		Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	3.90	%*	0.33%

* Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.20%. These waivers and reductions generally extend through April 30, 2010 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.  The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds, as well as Fund Operating Expenses of mutual funds which are acquired by any of the underlying funds which operate as fund of funds.  Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any.